Exhibit 99.1

AMENDMENT NO. 7 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 31, 2006 (the “Effective Date”), by and among (a) Dominion Homes, Inc. (the “Company”), (b) the institutions from time to time (individually a “Lender” and collectively the “Lenders”) party to the Credit Agreement (as defined below) signatory hereto, and (c) The Huntington National Bank (“Huntington”) in its separate capacity as administrative agent (with its successors in such capacity, the “Administrative Agent”) for the Lenders and for itself as issuing bank under the Credit Agreement. This Amendment further amends and modifies a certain Second Amended and Restated Credit Agreement dated as of December 3, 2003 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Credit Agreement”) by and among (a) the Company, as borrower, (b) the Lenders, as lenders, (c) Huntington, as issuing bank for any Letters of Credit issued pursuant to the Credit Agreement and (d) the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. As of December 3, 2003, the Company, the Lenders, the Administrative Agent and the other agents referred to in the Credit Agreement executed and delivered the Credit Agreement setting forth the terms of certain extensions of credit and other financial accommodations to the Company; and

B. The Company has informed the Administrative Agent that discussions with its accountants have raised the possibility that the Company may be in violation of its Interest Coverage Ratio as of June 30, 2006 (the “Identified Default”), and the Company has requested that the Required Lenders and the Administrative Agent (i) waive the Identified Default for the period ending June 30, 2006, only, and (ii) amend and modify certain terms in the Credit Agreement, and the Lenders signatory hereto and the Administrative Agent have agreed to waive the Identified Default and amend the Credit Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. The first sentence of paragraph (g) of Section 1.2, “The Revolving Credit Facility,” of the Credit Agreement is hereby amended by inserting the words “and Protective Advances” immediately following the words “all outstanding Revolving Credit Obligations” set forth therein.

2. Paragraph (j) of Section 2.1, “Borrowing Base,” of the Credit Agreement is hereby amended by replacing the words “October 31, 2006” with the words “December 31, 2006”.

3. The first sentence of Section 2.2, “Available Cash,” of the Credit Agreement is hereby amended by inserting the words “(other than the proceeds of any Protective Advances)” immediately following the words “all of the cash” set forth therein.

4. Section 3.4, “Calculation of Interest,” of the Credit Agreement is hereby amended by inserting the words “, all Protective Advances and” immediately following the words “under the Revolving Loans” set forth therein.

5. The first sentence of Section 3.6, “Additional Costs,” of the Credit Agreement is hereby amended as follows: (i) by inserting the words “(including Protective Advances)” immediately following the words “under this Agreement” in clause (a) thereof, (ii) by inserting the words “(including Protective Advances)” immediately following the words “or any advance hereunder” in clause (b) thereof and (iii) by inserting the words “and Protective Advances” immediately following the words “Revolving Loans” set forth at the end of such sentence.

6. Section 3.12, “Default Interest Rate,” of the Credit Agreement is hereby amended by inserting the words “, Protective Advances” immediately following the words “Swing Line Loans” set forth therein.

7. Section 3.16, “Mandatory Commitment Reductions,” of the Credit Agreement is hereby amended by adding the following paragraph (e) immediately following paragraph (d) set forth therein:

“(e) For the avoidance of doubt, this Section 3.16 shall not apply to any Protective Advance.”

8. Section 4(a), “Evidence of the Revolving Loans” of the Credit Agreement is hereby amended as follows: (i) by inserting the words “and Protective Advances” immediately following the words “the Revolving Loans” set forth in the heading thereof, (ii) by inserting the words “and Protective Advance” immediately following the words “each Revolving Loan” set forth in the first sentence thereof and (iii) by adding the following sentence immediately after the last sentence thereof:

“At the request of any Lender providing a Protective Advance pursuant to Section 11.15(a) hereof, the Company hereby agrees that it shall execute and deliver to such Lender a promissory note, in form and substance reasonably acceptable to such Lender, evidencing such Lender’s Protective Advances.”

9. Section 5(a), “Costs and Expenses; Collateral” of the Credit Agreement is hereby amended as follows: (a) by replacing the words “and other consultants and agents retained by the Administrative Agent, incurred by the Administrative Agent in connection with” with the words “and other consultants, advisors and agent retained by the Administrative Agent or the Required Lenders and incurred by the Administrative Agent or the Required Lenders in connection with” in the first sentence thereof; (b) by inserting the words “and any Protective Advances” immediately following the words “and the making of the Loans” in clause (ii) thereof and (c) by inserting the words “and any Protective Advances” immediately following the words “hereof and of the Loans” in clause (iv) thereof.

10. Section 7.8, “Solvency,” of the Credit Agreement is hereby amended by inserting the words “, the making of any Protective Advances” immediately following the words “under the Revolving Loans” set forth therein.

11. The second sentence of Section 7.13, “Margin Loans,” of the Credit Agreement is hereby amended by inserting the words “, any Protective Advance” immediately following the words “the Revolving Loans” set forth therein.

12. Section 8.5, “Indebtedness,” of the Credit Agreement is hereby amended as follows: (i) by inserting the words “and the Protective Advances” immediately following the words “the Revolving Credit Obligations” in clause (a) thereof and (ii) by inserting the words “and the “Protective Advances” immediately following the words “Revolving Credit Commitments” in clause (c) thereof.

13. The final sentence of Section 8.31, “Insurance,” of the Credit Agreement is hereby amended by replacing the words “Protective Advances” with the words “Revolving Loans”.

14. Section 10.1(b), “Nature of Events,” of the Credit Agreement is hereby amended by replacing the words “or 8.39” set forth therein with the words “, 8.39 or 11.15(a)”.

15. Section 10.2(d), “Right of Set-Off,” of the Credit Agreement is hereby amended by deleting the final sentence thereof.

16. The final sentence of Section 11.8, “Reimbursement and Indemnification,” of the Credit Agreement is hereby amended by inserting the words “and any Protective Advances” immediately following the words “Revolving Credit Obligations” set forth therein.

17. Section 11.11, “Successor Administrative Agent,” of the Credit Agreement is hereby amended as follows: (i) by inserting the words “and Protective Advances” immediately following the words “Revolving Credit Obligations” in the fourth sentence thereof and (ii) by deleting in its entirety the sixth sentence thereof.

18. The first sentence of Section 11.12, “Ratable Payments,” of the Credit Agreement is hereby amended by replacing the words “Swing Loans” set forth therein with the words “Swing Line Loans”.

19. Section 11.15(a), “Protective Advances,” of the Credit Agreement is hereby amended and replaced in its entirety to read as follows:

“(a)(i) Subject to the satisfaction of the conditions set forth in Section 11.15(a)(ii) below, any Lender may, at its election, from time to time make Protective Advances to the Company; provided that (A) the aggregate principal amount of all Protective Advances outstanding at any time shall not exceed $7,000,000, and (B) the purpose of each such Protective Advance shall be in all respects satisfactory to each Lender that elects to provide any such Protective Advance. It is understood that no Lender shall have any obligation to make any Protective Advance. To request a Protective Advance, the Company shall provide written notice to the Administrative Agent (each such notice, a “Protective Advance Notice”), which notice shall state the requested principal amount of such Protective Advance and the intended use of proceeds thereof. Upon receipt by the Administrative Agent of any Protective Advance Notice, the Administrative Agent shall promptly notify each Lender thereof. Lenders electing to provide Protective Advances may do so in any amount they elect. Each Lender that shall elect to make a Protective Advance shall notify the Company and the Administrative Agent of the principal amount thereof. In the event that the aggregate principal amount of Protective Advances that any Lenders elect to provide shall exceed the amount requested in any Protective Advance Notice (the aggregate amount of such excess, the “Excess Amount”), the Administrative Agent shall reduce the proposed amount of any such Lender’s

Protective Advance by an amount equal to such Lender’s Protective Advance Pro Rata Share (as defined below) of the Excess Amount. The Administrative Agent shall make the proceeds of such Protective Advances it receives available to the Company at the office of the Administrative Agent. The Company agrees to pay the Lenders making Protective Advances, upon demand, the principal amount of all outstanding Protective Advances, together with interest thereon, at the Base Rate from time to time in effect (with each change in the Base Rate automatically and immediately changing the interest rate on such Protective Advance without notice to the Company) plus the Applicable Base Rate Margin, from the date each such Protective Advance is made until the outstanding principal balance thereof is paid in full. Any Protective Advances not paid when due shall bear interest in accordance with the terms of Section 3.12. All outstanding principal of, and interest on, Protective Advances shall constitute Obligations secured by the Collateral until paid in full by the Company. “Protective Advance Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (a) the principal amount of the Protective Advance such Lender has elected to provide to the Company at such time by (b) the aggregate principal amount of all Protective Advances the Lenders have elected to provide to the Company at such time.

(a)(ii) In connection with the making of any Protective Advance by any Lender, the Company shall (X) certify to the Administrative Agent and each such Lender that each representation and warranty made by or on behalf of the Company and its Subsidiaries in Section 7 of the Credit Agreement is true and correct in all respects on and as of the date of incurrence of such Protective Advance, except to the extent that any such representation or warranty expressly relates solely to a date prior to the date of such Protective Advance, (Y) certify to the Administrative Agent and each such Lender that the use of proceeds of such Protective Advance set forth in the Protective Advance Notice is true and correct in all respects on and as of the date of incurrence of such Protective Advance and (Z) at the request of each Lender, execute and deliver a promissory note to evidence such Lender’s Protective Advance in form and substance reasonably satisfactory to such Lender.

(a)(iii) The Company shall use each Protective Advance for the purpose set forth in the related Protective Advance Notice.”

20. Section 12.2(a), “Participations,” of the Credit Agreement is hereby amended by inserting the words (i) “or Protective Advances” immediately following the words “any Revolving Loan” in the first sentence thereof and (ii) “, Protective Advances” immediately following the words “Revolving Loans” in the last sentence thereof.

21. Section 12.3, “Assignments,” of the Credit Agreement is hereby amended as follows: (i) by inserting the words “, outstanding Protective Advances” immediately following the words “and outstanding Revolving Loans” in the first sentence of clause (a) thereto and (ii) by inserting the words “, Protective Advances” immediately following the words “Revolving Loans” in the second sentence of clause (b) thereto.

22. The first sentence of Section 13.5(b), “Duplicate Originals and Revival and Reinstatement of Obligations,” of the Credit Agreement is hereby amended by inserting the words “or Protective Advances” immediately following the words “any Revolving Credit Obligations” set forth therein.

23. The last sentence of Section 13.11, “Indemnification of Agents,” of the Credit Agreement is hereby amended by inserting the words “and Protective Advances” immediately following the words “indefeasible payment of the Loans” set forth therein.

24. The definitions of “Base Rate Advance,” “Protective Advances” and “Revolving Credit Commitments,” each set forth in Section 14.3, “Defined Terms,” of the Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Base Rate Advance” means any Loan or Protective Advance denominated in U.S. dollars which bears interest at a rate determined by reference to the Base Rate.

“Protective Advances” shall mean all advances made by the Administrative Agent and any Lender pursuant to Section 11.15(a) of this Agreement and all interest thereon and all expenses, fees, costs and disbursements relating thereto and incurred in respect thereof.

“Revolving Credit Commitments” means the aggregate amount of each Revolving Credit Commitment of all the Lenders, provided that the maximum aggregate principal amount of Revolving Loans and Swing Line Loans and the stated amount of the Letter of Credit Obligations shall not exceed (i) $240,000,000, for the period beginning on the date of Amendment No. 4, and continuing through and including August 10, 2006, (ii) $220,000,000 for the period beginning August 11, 2006, and continuing through and including September 29, 2006, (iii) $216,000,000 for the period beginning September 30, 2006, and continuing through and including October 25, 2006, (iv) $213,177,050 for the period beginning October 26, 2006, and continuing through and including December 30, 2006, and (v) $200,000,000 for the period beginning December 31, 2006, and continuing at all times thereafter, each of the amounts set forth in clauses (i), (ii), (iii), (iv) and (v), as reduced from time to time pursuant to the terms hereof; and provided further that each reduction in the Revolving Credit Commitments shall ratably reduce each Lender’s Revolving Credit Commitment.

25. The Administrative Agent and the Lenders signatory hereto, constituting not less than the Required Lenders, waive the Identified Default for the fiscal period ending June 30, 2006 only.

26. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of the Effective Date, upon satisfaction of all of the following conditions precedent:

(a) The Administrative Agent shall have received duly executed counterparts (with sufficient copies for the Administrative Agent, each Lender and the Company) of this Amendment executed by the Administrative Agent, Lenders constituting at least the Required Lenders and the Company, with the consent of the Guarantors, and such other certificates, instruments, documents, and agreements as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

(b) The representations contained in the immediately following paragraph shall be true and accurate; and

(c) The Administrative Agent, on behalf of the Lenders executing this Amendment, shall have received an opinion of Squire, Sanders & Dempsey LLP, counsel to the Company, in form and substance satisfactory to the Agent.

27. Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender as follows: (a) that after giving effect to this Amendment, each representation and warranty made by or on behalf of the Company and its Subsidiaries in the Credit Agreement and in the other Loan Documents is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior to the date hereof; (b) the execution, delivery and performance by the Company and each Restricted Subsidiary, if applicable, of this Amendment and the Loan Documents, as the case may be, have been duly authorized by all requisite corporate or organizational action on the part of each such Person and will not violate any Constituent Document of such Person; (c) each of this Amendment and the Loan Documents and the Collateral Documents has been duly executed and delivered by the Company and each Restricted Subsidiary, as applicable, and each of this Amendment, the Credit Agreement as amended hereby, the Loan Documents and the Collateral Documents constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with the terms thereof; and (d) as of the Effective Date, no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Potential Default.

28. Reference to and Effect on the Loan Documents. As of the Effective Date, each reference in the Credit Agreement to “Second Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders or the Administrative Agent may have hereunder or thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders or the Administrative Agent.

29. Waiver and Release of All Claims and Defenses. As of the Effective Date, the Company hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Administrative Agent, each Lender, and any successors, assigns, directors, officers, shareholders, agents, employees, advisors and attorneys of any of the foregoing, (ii) the Obligations and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.

30. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AMENDMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AMENDMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

31. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

32. Costs and Expenses, Indemnity. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto. The Company agrees to indemnify the Administrative Agent, the Agents, Huntington as issuing bank and the Lenders, and each of them and their respective directors, officers, employees, agents, financial advisors, and consultants from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Administrative Agent, the Agents, Huntington as issuing bank and the Lenders, or any of them, in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Amendment, the Credit Agreement or any other Loan Document, whether or not the Administrative Agent, any other Agent, Huntington as issuing bank or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

33. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio.

34. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

35. Patriot Act Notice. The Lenders and the Administrative Agent hereby notify the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), they are required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow the Lenders and the Administrative Agent to identify the Company in accordance with the Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company, the Administrative Agent and the following Lenders have hereunto set their hands as of the date first set forth above.

THE COMPANY:

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
Its:	Senior Vice President – Finance and CFO

THE ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven P. Clemens
Its:	Vice President

THE LENDERS:

FIELD POINT I, LTD

By:	/s/ Fred Fogel
Its:	Authorized Signatory

FIELD POINT IV, LTD

By:	/s/ Fred Fogel
Its:	Authorized Signatory

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Michael L. Gordon
Its:	Authorized Signatory

THE HUNTINGTON NATIONAL BANK, as issuing bank and Swing Line Bank

By:	/s/ Steven P. Clemens
Its:	Vice President

COMERICA BANK

By:
Its:

FIFTH THIRD BANK (CENTRAL OHIO)

By:	/s/ Alan J. Kopolow
Its:	Vice President

WASHINGTON MUTUAL BANK, FA, a federal association

By:
Its:

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:
Its:

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	DB SERVICES NEW JERSEY, INC.
By:

Its:

AND

By:

Its:

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement

CONSENT OF GUARANTORS

Each of the undersigned, being a guarantor of the Company’s indebtedness to the Lenders pursuant to certain guaranty agreements executed and delivered to the Administrative Agent, hereby consents and agrees to be bound by the terms, conditions and execution of the foregoing Amendment and hereby further agrees that (i) each of their obligations shall be continuing as provided in said guaranty agreements, and (ii) said guaranty agreements shall remain as written originally and continue in full force and effect in all respects. As of the Effective Date, each Guarantor further hereby forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) the Administrative Agent, each Lender, and any successors, assigns, directors, officers, shareholders, agents, employees and attorneys of any of the foregoing, (ii) the Obligations, and (iii) the Collateral, in each instance whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and the Company, any Guarantor or any of them in connection with the Credit Agreement, any Loan Document or this Amendment, which the Company, any Guarantor or any of them may have or may have made at any time up through and including the date of the above Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by the Company, any Guarantor and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.

DOMINION HOMES OF KENTUCKY GP, LLC		DOMINION HOMES REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President	Its:	Vice President and Treasurer

ALLIANCE TITLE AGENCY OF KENTUCKY, LLC		RESOLUTION PROPERTY COMPANY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	Vice President and Treasurer	Its:	President

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement

PRESERVE AT RACCOON CREEK, LLC		LANCASTER ROAD REALTY, LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP-Finance and CFO of Dominion Homes, Inc., its sole member	Its:	SVP-Finance and CFO of Dominion Homes, Inc., its sole member

TANGLEWOOD INVESTMENT COMPANY LLC		TANGLEWOOD DEVELOPMENT COMPANY LLC

By:	/s/ William G. Cornely	By:	/s/ William G. Cornely
Its:	SVP-Finance and CFO of Dominion Homes, Inc., its sole member	Its:	SVP-Finance and CFO of Dominion Homes, Inc., its sole member

DOMINION HOMES OF KENTUCKY, LTD., a Kentucky limited partnership

		By:	Dominion Homes of Kentucky GP, LLC, a Kentucky limited liability company, its general partner

		By:	/s/ William G. Cornely
		Its:	Vice President

Signature Page to Amendment No. 7 to Second Amendment and Restated Credit Agreement